UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 1, 2012

AMAG PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

001-10865	04-2742593
(Commission File Number)	(IRS Employer Identification No.)

100 Hayden Avenue
Lexington, Massachusetts	02421
(Address of principal executive offices)	(Zip Code)

(617) 498-3300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

The following information and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

On May 1, 2012, AMAG Pharmaceuticals, Inc., or the Company, issued a press release regarding its operating results and revenues for the quarter ended March 31, 2012 and its intention to hold a conference call to discuss the Company’s financial results, commercial progress and development programs. A copy of the Company’s press release is furnished herewith as Exhibit 99.1.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

The Company hereby furnishes the following exhibits:

99.1                                                   Press Release dated May 1, 2012.

99.2                                                   Copy of presentation slides of the Company during May 1, 2012 conference call.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

AMAG PHARMACEUTICALS, INC.

By:	/s/ Joseph L. Farmer
Joseph L. Farmer
Chief Administrative Officer and General Counsel

Date: May 1, 2012

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated May 1, 2012.
99.2	Copy of presentation slides of the Company during May 1, 2012 conference call.